AMENDMENT TO TRANSITION SERVICES, EMPLOYMENT

                            AND CONSULTING AGREEMENT


         This AMENDMENT TO TRANSITION SERVICES, EMPLOYMENT AND CONSULTING AGREEMENT (this "Amendment"), dated as of April 2, 2001, is entered into by and between PLM International, Inc. a Delaware corporation ("Company"), and Susan C. Santo an employee of Company ("Employee").

         WHEREAS,   the  Company  and  Employee  are  parties  to  that  certain
Transition Services, Employment and Consulting Agreement (the "Agreement") dated January 5, 2001; and

         WHEREAS, the Company and Employee wish to amend the Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.       Services.

                  (a) Section 1(a) of the Agreement is hereby amended by deleting the words "Closing Date (as defined in the Merger Agreement)" and replacing them with "April 13, 2001".

                  (b) Section 1(b) of the Agreement is hereby amended by deleting the words "Closing Date (as defined in the Merger Agreement)" and replacing them with "April 13, 2001"

         2.       Miscellaneous.

                  (a) Governing Law. This Amendment shall be governed in all respects by the laws of the State of California (without giving effect to the provisions thereof relating to conflicts of law). The exclusive venue for the adjudication of any dispute or proceeding arising out of this Amendment or the performance hereof shall be the courts located in San Francisco County, California, and the parties hereto each consents to and hereby submits to the jurisdiction of any state or federal court located in San Francisco County, California.

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                  (b) Counterparts;  Facsimile Signature.  This Amendment may be
         executed in two or more counterparts which together shall constitute a single agreement. Execution of this Agreement may be made by facsimile signature which, for all purposes, shall be deemed to be an original signature.

         IN WITNESS WHEREOF, Company and Employee have caused this Amendment to Transition Services, Employment and Consulting Agreement to be duly executed and delivered as of the date first written above.



                                                     PLM INTERNATIONAL, INC.



                                                     By:/s/ Stephen M. Bess
                                                        ------------------------
                                                     Name: Stephen M. Bess
                                                     Title: President



                                                     EMPLOYEE:


                                                        /s/ Susan C. Santo
                                                        ------------------------
                                                        Susan C. Santo



ACKNOWLEDGED, AGREED AND CONSENTED
TO AS OF THE DATE FIRST WRITTEN ABOVE:

MILPI ACQUISITION CORP.



By:  /s/ James A. Coyne
     ---------------------------------------
Name:  James A. Coyne
Title:  Vice President